STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
JUNE 30, 1997

Photo of: Various Bonds


Stein Roe Fixed Income Funds

TAXABLE BOND FUNDS

           INTERMEDIATE BOND FUND
           INCOME FUND
           HIGH YIELD FUND

LOGO:
STEIN ROE MUTUAL FUNDS
BUILDING WEALTH FOR GENERATIONS(SM)

Contents
------------------------------------------------------------------------------
From the President................................................   1

   Tim Armour's thoughts on the markets and investing

Fund Performance..................................................   3

   How the Stein Roe bond funds have done over time

Q&A
Intermediate Bond Fund............................................   7
Income Fund.......................................................   11
High Yield Fund...................................................   14

   Interviews with the portfolio managers and a summary of investment activity

Investments.......................................................   19

   A complete list of investments with market values

Financial Statements..............................................   32

   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements.....................................   41

Financial Highlights..............................................   46

   Selected per-share data

Report of Independent Auditors....................................   52

General Information...............................................   53

   A guide to products and services

                Must be accompanied or preceded by a prospectus.

From the President

Photo of: Tim Armour

To Our Shareholders
We are pleased to present this annual report for the Stein Roe bond funds -- Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund. In the following pages, we will provide you with an overview of the economic events that occurred over the past year and explain how we positioned the funds to respond to these events.

Will the Real Economic Numbers Please Stand Up?

The past 12 months were an event ful period for the U.S. bond market as investors reacted nervously to the release of each economic report, particularly the monthly employ ment report, which investors tend to use as a gauge of U.S. economic strength. Despite some lingering concerns, it finally seemed as if things were starting to look up for the bond market by October of 1996.
   In early December, however, the good news dried up. First, comments voiced by ranking Federal Reserve officials left many bond traders once again fearing a possible rate hike. Next, foreign buyers started to cut back on their purchases of U.S. government securities, crimping liquidity and depriving the market of a key source of demand. Finally, year-end trading sent the bond markets reeling, as investors pushed a glut of fixed income issues onto the market, while potential buyers -- figuring they had little to gain by venturing into a shaky market -- stood on the sidelines.
   In the end, however, economic reports showed no discernible increase in inflation and only a modest uptick in job growth, suggesting there was little, if any, need for a rate hike. Federal Reserve Chairman Alan Greenspan echoed this belief when he told the Senate Budget Committee that he saw few signs of the "inflationary tensions" that had hampered past economic expansions. It appeared that Greenspan's comments were enough to calm bond investors' fears.
In fact, many even started to believe that economic growth would slow in 1997, helping to resolve many of the conflicts that had plagued them in 1996.
   Yet as the new year unfolded, that notion was quickly dispelled. A wide range of indicators -- including stronger-than-anticipated growth in durable goods orders and personal income, a surprisingly resilient housing market and a 10-year high in consumer confidence levels -- suggested that the economy was actually gaining momentum. Despite this strong economic growth, inflation remained relatively tame as lower health care and benefits costs helped keep overall labor costs in check and a stronger dollar helped make imported goods less expensive for U.S. consumers. Nonetheless, many believed the overwhelming evidence of more robust economic growth would force the Federal Reserve to raise interest rates in an effort to preempt higher inflation going forward. As a result, few were surprised when, in late March, the Federal Reserve raised the federal funds rate -- the rate large commercial banks charge one another for overnight loans -- from 5.25 percent to 5.50 percent.

   Although most reports now suggest that inflation is under control, we think there may be some continued pressure on interest rates going forward. We do not, however, expect rates to move sharply higher. That's because the "real" federal funds rate -- the federal funds rate minus the rate of inflation -- is already at a level that would typically discourage economic growth. So while we think it's possible the Federal Reserve may raise interest rates again, we think the economy will slow enough to quell any remaining inflationary pressures.
   Consequently, we believe a strong case can be made for bonds. First, we expect continued low inflation, accompanied by a potentially significant decline in long-term interest rates. In addition, declining budget deficits, both here and abroad, also could help create an extremely bullish backdrop for bonds. And finally, as long as the Federal Reserve remains vigilant against the ghost of inflation past, we think this backdrop will become even more powerful.

The Basics

Although no one can predict what might happen to the markets in the future, we believe investors must understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.
   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

   Sincerely,



   Timothy K. Armour
   President
   July 30, 1997

Fund Performance
------------------------------------------------------------------------------
There are several ways to evaluate a fund's historical performance. You can look at the cumulative return percentage, the average annual return percentage or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when fixed income securities grow in value).

------------------------------------------------------------------------------
                          Average Annual Total Returns
                           Periods ended June 30, 1997
                                        PAST 1    PAST 3    PAST 5     PAST 10
                                         YEAR      YEARS     YEARS      YEARS
------------------------------------------------------------------------------
Intermediate Bond Fund                    9.31%    8.38%      6.98%     8.25%
Lehman Intermediate Government/
  Corporate Bond Index                    7.22     7.51       6.49      8.16
Income Fund                              10.34     9.57       8.41      8.92
Lehman Intermediate
  Corporate Bond Index                    8.13     8.74       7.49      8.93
                                                      PERIOD ENDED
                                                     JUNE 30, 1997*
------------------------------------------------------------------------------
High Yield Fund                                          10.88%
Merrill Lynch High-Yield Master IIIndex                   8.98
------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Lehman Intermediate Government/Corporate
Bond Index, Lehman Intermediate Corporate Bond Index and Merrill Lynch
High-Yield Master II Index are unmanaged groups of fixed income securities that differ from the composition of each Stein Roe fund; they are not available for direct investment. *The Fund commenced operations November 1, 1996.

Investment Comparison

Comparison of change in value of a $10,000 investment.
------------------------------------------------------------------------------
Intermediate Bond Fund

LINE CHART:

YEAR ENDED             INTERMEDIIATE           LEHMAN INTERMEDIATE GOVERNMENT/
                       BOND FUND               CORPORATE BOND INDEX
6/30/87                10000                   10000
6/30/88                10692                   10766
6/30/89                11685                   11866
6/30/90                12497                   12974
6/30/91                13824                   14140
6/30/92                15762                   16002
6/30/93                17431                   17681
6/30/94                17349                   17636
6/30/95                19103                   19466
6/30/96                20203                   20441
6/30/97                22084                   21916

Income Fund

LINE CHART:
YEAR ENDED             INCOME FUND             LEHMAN INTERMEDIATE CORPORATE
                                               BOND INDEX
6/30/87                10000                   10000
6/30/88                10938                   10829
6/30/89                12148                   11986
6/30/90                12449                   12969
6/30/91                13608                   14324
6/30/92                15960                   16388
6/30/93                17987                   18397
6/30/94                17863                   18293
6/30/95                20148                   20651
6/30/96                21296                   21753
6/30/97                23498                   23521

Investment Comparison

Comparison of change in value of a $10,000 investment.

High Yield Fund*

LINE CHART:
YEAR ENDED             HIGH YIELD FUND         MERRILL LYNCH HIGH-YIELD
                                               MASTER II INDEX
11/1/96                10000                   10000
11/30/96               10076                   10201
12/31/96               10271                   10286
1/31/97                10393                   10363
2/28/97                10620                   10523
3/31/97                10423                   10378
4/30/97                10590                   10511
5/31/97                10910                   10733
6/30/97                11088                   10899

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. The Merrill Lynch High-Yield Master II Index is an unmanaged group of high-yield bonds that differs from the composition of the Fund; it is not available for direct investment.

Investment Comparison CONTINUED

                         Making the Most of Performance

The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.
     That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that -- past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. Owning bond funds helps to provide diversification and, as a result, can help to reduce a portfolio's risks. And because bond funds have an income component, their returns tend to be less volatile than stock funds' returns. Nonetheless, bond funds' share prices will fluctuate as interest rates change. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. If you can ride out the market's ups and downs, however, your fund might achieve a gain.
     No one can make your financial decisions better than you. We hope this report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A

An Interview with Mike Kennedy, Portfolio Manager of
Stein Roe Intermediate Bond Fund

Photo of: Mike Kennedy

                                    Fund Data
   Investment Objective:
   Seeks high current income consistent with capital preservation by investing primarily in a diversified portfolio of marketable debt securities. The dollar-weighted average life of its portfolio is expected to be between three and 10 years.

   Fund Inception:
   December 5, 1978

   Total Net Assets:
   $328.8 million


Q: How did the Fund perform?

A: For the fiscal year ended June 30, 1997, Intermediate Bond Fund's total return of 9.31 percent far surpassed both the 7.22 percent return of the Lehman Intermediate Government/ Corporate Index and the 7.33 percent median return of its Lipper intermediate investment-grade debt peer group. This performance ranked the Fund in the 12th percentile of the Lipper peer group (#21 of 183 funds) for the year ending June 30, 1997. For the five- and 10-year periods ending June 30, 1997, the Fund ranked in the 25th percentile (#14 of 56 funds) and 36th percentile (#5 of 13 funds), respectively.
   As of June 30, 1997, the Fund's 30-day standardized yield was 6.83 percent.

Q: What contributed to the Fund's performance?

A: Our overweighting of corporate bonds and mortgage-backed securities versus the Fund's peer group throughout the fiscal year was the primary factor driving performance. The Fund's high yield corporate bonds also logged particularly strong performance. The high yield corporate bond market posted tremendous performance in the first six months of 1997, and the Fund, with an approximately 10 percent allocation in high yield bonds, benefited accordingly.

Q: Were there any other factors that helped performance?

A: Our underweighting in certain sectors benefited the Fund. For example, we were underweighted in U.S. Treasury securities for most of the fiscal year, which has helped performance because Treasuries have lagged all other asset classes in the fixed income market. In addition, near the end of the Fund's fiscal year, we sold some mortgage-backed securities because we believed they generally were overpriced and weren't adequately reflecting their prepayment risks. As a result, we thought we weren't getting enough extra yield in certain mortgages to justify the risks we were taking.

Q: What are some of the purchase themes you've been pursuing?

A: We selectively have been buying asset-backed securities. We found what we believe are some good opportunities in securities rated A or BBB -- particularly those collateralized by manufactured-housing loans and home-equity loans.
   We also purchased some trust preferred securities in the fourth quarter of 1996. While these issues carry the preferred name -- which implies a more equity-like structure -- they are structured like standard bonds, with $1,000 par values, interest payments every six months and 30- or 40-year maturities. In the second quarter of 1997, we added two additional trust preferred securities to the portfolio -- Zurich Insurance, a global reinsurance provider, and Washington Mutual, a Seattle-based savings and loan (1.9 percent and 2.0 percent of total net assets, respectively). We think both have good fundamentals and were attractively priced at purchase.

Q: What's been driving the corporate bond market?

A: We believe corporate bonds have been thriving because of a combination of strong corporate fundamentals and healthy, but non-inflationary, economic growth. Corporate earnings have been good and economic fundamentals remain very solid. Although Federal Reserve Chairman Greenspan's comments about the stock market being priced too high and yield spreads being too narrow momentarily spooked the markets at the end of February, the bond market has rallied strongly since then, and we think it's unlikely that the Federal Reserve will raise interest rates again.
   In addition, there has been a real thirst for yield among investors. With interest rates in a fairly tight and stable range, we've seen both institutional and retail investors assume additional credit risk in order to add yield-producing securities to their portfolios. For example, institutional investors who are under pressure to post better total returns are taking on more investment risk than they normally might in an attempt to add yield potential. At the same time, retail investors who normally trade only in high yield corporate bonds are investing in equities, while those who usually invest only in high-grade corporates are investing in high yield bonds, and Treasury-only buyers are moving into corporate bonds. As a result, there has been huge interest in any bond -- corporate or mortgage -- that can help provide extra yield potential. This search for yield has helped several of our holdings because the market has bid up their prices.

Q: What's your outlook for the next few months?

A: There has been increased investor confidence in the entire financial system, both because of the stock market's extraordinary performance, and because interest rates have remained in a fairly tight and stable range. We believe the fundamentals for corporate bonds should remain favorable as we expect the economy to continue on its path of modest growth and low inflation. Under these conditions, we believe investors will continue to seek investments offering higher yield potential than Treasuries. At this time, investor sentiment favors corporate bonds. Given our large weighting in corporate bonds, we believe this trend should benefit the Fund. We plan to continue underweighting mortgage-backed securities because of their increased prepayment risk and our belief that they will underperform other sectors.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of June 30, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Prior to November 1, 1996, the Adviser limited expenses to 0.70 percent of average net assets. Absent past limits, total return would have been less. The Lehman Intermediate Government/Corporate Bond Index represents an unmanaged group of intermediate-term bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's intermediate investment-grade debt fund peer group for the one-, five- and 10-year periods ended June 30, 1997, were 7.33 percent, 6.31 percent and
8.01 percent, respectively.

Foreign investments involve currency, market and political risks not generally associated with U.S. investments.

Fund Highlights

                             Intermediate Bond Fund

                            Securities Type Breakdown

                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1996      JUNE 30, 1997
------------------------------------------------------------------------------
Corporate Bonds                                      33.2%               39.3%
Foreign Issues                                       24.0                27.2
Mortgage-Backed Securities                           30.5                19.1
Asset-Backed Securities                               5.9                 7.0
U.S. Treasury Securities                              0.9                 --
Cash and Equivalents                                  5.5                 7.4
------------------------------------------------------------------------------
Total                                               100.0%              100.0%

PIE CHART:

                                  Average Life
                          As of June 30, 1996       As of June 30, 1997
Greater than 20 years      --                         8.9%
10-20 Years                6.6%                       7.6%
5-10 Years                55.7%                      45.4%
1-5 Years                 28.6%                      31.1%
Less than 1 Year           9.1%                       7.0%

PIECHART:

                                Portfolio Quality
As of June 30, 1996              As of June 30, 1997
Treasury/AAA/Agency (26.7%)      Treasury/AAA/Agency (27.5%)
AA (11.1%)                       AA (8.9%)
A (24.8%)                        A (24.1%)
BBB (23.4%)                      BBB (29.3%)
BB (14.0%)                       BB and Below (10.2%)

Q&A

An Interview with Steve Lockman, Portfolio Manager of Stein Roe Income Fund and SR&F High Yield Portfolio

Photo of: Steve Lockman

                                    Fund Data
   Investment Objective:
   Seeks high current income by investing principally in medium-quality debt securities. The Fund also may invest in higher-quality securities and, to a lesser extent, lower-quality securities which may involve greater credit and other risks.

   Fund Inception:
   March 5, 1986

   Total Net Assets:
   $375.3 million

Income Fund Q&A
Stephen F. Lockman was promoted to portfolio manager of Income Fund as well as High Yield Fund and its Portfolio on March 3, 1997. He previously served as associate portfolio manager of both Funds.

Q: How did the Fund perform?

A: For the fiscal year ended June 30, 1997, Income Fund posted a total return of
10.34 percent, surpassing both the 8.13 percent return of the Lehman Intermediate Corporate Bond Index and the 8.16 percent median return of its Lipper corporate debt BBB fund peer group. As of June 30, 1997, Income Fund's 30-day standardized yield was 6.93 percent.
   The Fund's performance was enhanced by our emphasis on medium-quality securities rated BBB and BB, which outperformed investment-grade debt throughout much of the last year. The continued narrowing of corporate bond spreads, particularly those in the high yield market, contributed positively to the Fund's return. Throughout the year, the increasing popularity of high yield bonds, and a desire for yield potential among both institutional and retail investors, led to strong inflows into the high yield market from mutual funds investing in these securities. An overall improvement in quality across the credit spectrum, as well as the strength of the stock market, provided support for the high yield market.
   In addition, many of our international holdings performed quite well during the year, even though the yield premium on Yankee bonds versus domestic issues declined as investor knowledge and acceptance of foreign companies and countries has increased. Some of our best-performing foreign securities were Mass Transit Railway Corp. of Hong Kong, Comtel Brasileira Ltd. and Polysindo International Finance (1.3 percent, 0.6 percent and 0.3 percent of total net assets, respectively) and Republic of Uruguay and Perez Company, which we sold for valuation reasons and to capture gains.

Q: While fears of inflation were raised on several occasions throughout the year, the Federal Reserve maintained a fairly neutral stance on interest rates. As a result, economic growth appears to have slowed to a sustainable pace on its own. What were some of your investment strategies under these conditions?

A: While there were periods of uncertainty, corporations continued to report solid earnings over the past year. This created a good environment for corporate bonds. Under these conditions, two things occurred. First, credit quality in general has improved up and down the credit spectrum, with yield spreads tightening as a result. Second, the demand for yield has exceeded supply for both investment- and below investment-grade issues.
   One strategy we employed was to focus on the bonds of companies that have exhibited cost savings or productivity enhancements as a result of consolidations. CSX Corp. and Norfolk Southern Corp. are two examples in the railroad industry, and these bonds have performed very well (each 1.4 percent of total net assets).
   We also tried to take advantage of wider yield spreads on the longer-maturity bonds of companies that we believe have favorable return or appreciation potential. This is one of the ways in which we extended the Fund's duration near year end. Comcast Cable Communications Corp., St. George Funding Company and Washington Mutual Capital are examples of extension trades we made during the fiscal year (1.7 percent, 0.7 percent and 1.2 percent of total net assets, respectively). We found this strategy particularly beneficial in the latter part of the year.

Q: Over the year, you increased the Fund's holding in real estate investment trusts (REITs). Is this a theme you're developing?

   A: We've believed that Income Fund could benefit from investing in corporate bonds issued by REITs and other property companies for quite some time.
   A REIT is a special-purpose corporation that owns and invests in various real estate operations, such as shopping centers, health care facilities, industrial properties or apartment buildings. These companies are becoming larger and increasing their geographic diversification. We believe this growth signals a very important turning point and is one reason why we like the sector.
   Bonds issued by REITs, in general, have been performing well due to the health of the overall economy. This, in turn, has led to an underlying improvement in commercial mortgage properties, as well as the credit quality of health care properties and their operators. This underlying fundamental strength also has been leading to high occupancies and continued improvement in rents. We've seen fewer delinquencies and defaults in the commercial real estate sector, and consolidation in the ownership of commercial properties has led to better operating efficiencies.

   We think many REITs have done a very good job in balancing their leverage by accessing both the debt and equity markets. These companies have successfully obtained funds for growth while keeping their balance sheets intact. Some of the companies we like include American Health Properties, Storage USA L.P. and Trinet Corp. Realty Trust (0.8 percent, 0.8 percent and 1.2 percent of total net assets, respectively).

Q: What is your outlook for the Fund?

A: The current market fundamentals of stable interest rates and low volatility support our optimistic outlook for corporate earnings potential and strong performance potential from corporate bonds. We plan to maintain our existing high yield position, but given the large number of new issues the market has had to digest recently, the declining quality of new issues and the size of the forward calendar, we are becoming more selective in our purchases. We may upgrade credit quality when we can do so without giving up yield potential. We plan to maintain a more neutral to positive duration position given the favorable inflation outlook and low volatility of rates. Finally, we will pay close attention to the quality of corporate earnings.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of June 30, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Prior to November 1, 1996, the Adviser limited expenses to 0.82 percent of average net assets. Absent past limits, total return would have been less. The Lehman Intermediate Corporate Bond Index is an unmanaged group of intermediate-term bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's corporate debt BBB fund peer group for the one-, five- and 10-year periods ended June 30, 1997, were 8.16 percent, 7.62 percent and 8.84 percent, respectively.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities.

Foreign investments involve currency, market and political risks not generally associated with U.S. investments.

Q&A
                                    Fund Data
   Investment Objective:
   Invests all of its assets in SR&F High Yield Portfolio, which seeks high current income and capital appreciation by investing principally in high yield, high-risk, medium- and lower-quality debt securities.

   Fund Inception:
   November 1, 1996

   Total Net Assets:
   $13.5 million

High Yield Fund Q&A

Q: How has the Fund performed since its launch on November 1, 1996?

A: High Yield Fund's total return from its inception on November 1, 1996, through June 30, 1997, was 10.88 percent, outpacing the 8.98 percent return of the Merrill Lynch High-Yield Master II Index over the same time period. The Fund's 30-day standardized yield was 8.12 percent.

Q: Since the inception of the Fund, the high yield market has displayed considerable fundamental strength. What are some of the factors contributing to this?

A: A healthy economy, lower interest rates, narrower spreads, very liquid capital markets and extremely strong investor demand all contributed to strong fundamentals for high yield debt. An additional support for the strength of the high yield market has been the very low default rate in these issues that we've seen over the last two years.

Q: There has been a tremendous issuance of high yield debt over the last six months. How did this influence your investment strategy?

A: After our initial startup, our purchase strategy was influenced by the new issue calendar. We saw new issues as a much more efficient means of putting cash inflows to work. We maintained our cash position at a level that would help us to benefit from the strength of the market, yet allow us to participate in new issue oppor tunities. The market easily absorbed the new issue supply except for two brief periods. The first was in late March and early April when the Federal Reserve tightened interest rates and the stock market sold off. The second came at the end of the fiscal year when the supply of new issues temporarily exceeded demand.

Q: Why is there so much new issuance in the high yield bond market?

   A: First, there's been tremendous growth in the demand for high yield bonds as yields offered by Treasuries and investment-grade corporate bonds remain at historically low levels. The search for yield has led many investors to the high yield market. For example, both retail and institutional investors who normally invest in the investment-grade market have crossed over and increased their allocations of high yield bonds. We think they are doing this to try to satisfy their yield requirements, while at the same time to providing somewhat of a hedge to the stock market -- which has been on a tremendous run.
   Another factor leading to heavy new issuance is the continuation of strong flows into high yield mutual funds. Over the last 12 months, more than $15 billion has flowed into these funds, according to the Investment Company Institute.1
   Third, there has been enormous growth in the collateralized bond obligation
(CBO) market. These are pools of bonds that are divided into short-, medium- and long-term sections called tranches, each paying a different yield. We think CBOs are growing in popularity because they provide a flexible alternative to owning the bonds directly. The growing popularity of CBOs has created demand for the underlying high yield bonds.

Q: And all this demand leads issuers to bring more high-yield debt to market?

A: Exactly -- especially in 1997. According to First Boston, close to $60 billion of new issues has come to market in the first six months of 1997. That's about 75 percent of the total issuance in 1996. The size of the high yield market is approaching $400 billion.
It was $352 billion in 1996, $300 billion in 1995 and $275 billion in 1994.
   In addition, a number of new issues are being used to call or tender for existing bonds. As interest rates have moved lower, issuers have taken advantage of the lower cost of funding and called or bought back older, higher-cost bonds as well as those having more restrictive covenants such as bank debt.

Q: How do you address the credit risk associated with high yield bonds?

A: We take an equity-like approach to managing credit risk. To help ensure that our investments are sound, our investment process incorporates intensive credit research and estimates of a company's future earnings potential. We constantly monitor stock and bond prices, as well as earnings reports and news items about our holdings. We believe this approach helps us identify not only those issues with good upside potential, but also those that may be greater credit risks. In fact, several of the issues we passed on ran into trouble in the first quarter of 1997. Because of the quality of our research we did not invest in them.

Q: What is your outlook?

A: We're somewhat cautious because of the large number of new issues scheduled to be offered in the near term -- we believe the market may experience some indigestion because of the amount of supply. We hope to take advantage of any spread widening.
   In addition to the heavy supply, we saw the size and credit quality of many of the individual issues decline in the last few weeks of the year. As a result, we are taking a much more selective approach to the new issue market. Many of the companies bringing the smaller issues -- in the $100 million range -- are not public, so information about them is not as readily or quickly available. We believe these are important factors to take into consideration before investing because they could lead to liquidity problems in the future.

1 Source: Investment Company Institute, 1997.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of June 30, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Adviser currently limits expenses to 1 percent of average net assets, subject to 30 days' notice to the Fund. Absent this limit, the Fund's 30-day standardized yield at June 30, 1997, would have been 7.93 percent and total return would have been less. The Merrill Lynch High-Yield Master II Index is an unmanaged group of high-yield bonds that differs from the composition of the Fund; it is not available for direct investment.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities.

Fund Highlights

                                   Income Fund

                            Securities Type Breakdown

                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1996      JUNE 30, 1997
------------------------------------------------------------------------------

Industrial                                        17.8%               28.8%
Financial                                         20.5                17.7
Miscellaneous                                     36.9                10.5
Foreign Issues                                     7.7                30.1
Utilities                                          8.5                 2.8
U.S. Government Securities                         4.5                 1.5
Transportation                                      --                 2.7
Cash and Equivalents                               4.1                 5.9
------------------------------------------------------------------------------
Total                                            100.0%              100.0%
------------------------------------------------------------------------------
PIE CHART:
                                    Maturity
                          As of June 30, 1996       As of June 30, 1997
Greater than 20 years      0.7%                       3.7%
10-20 Years               15.1%                      21.1%
5-10 Years                69.5%                      59.3%
1-5 Years                 10.9%                      10.8%
Less than 1 Year           3.8%                       5.1%

PIE CHART:

                                Portfolio Quality
As of June 30, 1996              As of June 30, 1997
Treasury/AAA/Agency (4.8%)       Treasury/AAA/Agency (5.4%)
AA (11.3%)                       AA (6.3%)
A (20.5%)                        A (22.8%)
BBB (30.2%)                      BBB (35.5%)
BB (25.5%)                       BB (19.8%)
B/Not Rated (7.7%)               B/Not Rated (10.2%)

Portfolio Highlights
                              High Yield Portfolio

                            Securities Type Breakdown

                                                          PORTFOLIO
                                                        JUNE 30, 1997
------------------------------------------------------------------------------
Industrial                                                    75.4%
Foreign Issues                                                9.4
Financial                                                     2.6
Miscellaneous                                                 1.3
Utilities                                                     3.1
Transportation                                                2.6
Cash and Equivalents                                          5.6
------------------------------------------------------------------------------
Total                                                         100.0%
------------------------------------------------------------------------------
PIE CHART:

Maturity
                          As of June 30, 1997
10-15 Years                8.8%
5-10 Years                75.5%
1-5 Years                 11.2%
Less than 1 Year           4.5%

PIE CHART:

Portfolio Quality
As of June 30, 1997

Not Rated (6.4%)
AAA/Agency (3.2%)
BBB (1.3%)
BB (25.0%)
B (64.1%)

Intermediate Bond Fund
Investments as of June 30, 1997
(Dollar Amounts In Thousands)
                                                         Principal        Market
LONG-TERM OBLIGATIONS  (92.6%)                              Amount         Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (10.2%)
Federal Home Loan Mortgage Corporation Gold
   12.000% 7/01/20...................................     $ 3,429        $ 3,910
Federal Home Loan Mortgage Corporation
   Remic Trust Series 11-C 9.500% 4/15/19............          228           236
Federal National Mortgage Association
   8.500% 4/01/01....................................            1             1
   8.500% 5/01/03....................................           21            21
   8.500% 9/01/03....................................           78            80
   8.500% 11/01/03...................................          177           182
   6.000% 4/01/09....................................       11,794        11,394
   11.250% 11/01/13 (FHA/VA guaranteed)..............          216           242
   6.000% 1/01/24....................................          902           846
   6.000% 3/01/24....................................        2,542         2,383
Federal National Mortgage Association Remic Trusts
   14.400% (Effective Yield) 7/25/98 Series 1991-91-SA          36           142
   9.250% 3/25/18 Series 88-4-Z......................        3,617         3,745
Government National Mortgage Association
   8.000% 1/15/08....................................          547           566
   8.000% 2/15/08....................................          370           383
   8.000% 4/15/08....................................          414           428
   8.000% 5/15/08....................................          584           604
   8.000% 6/15/08....................................        2,463         2,549
   8.000% 7/15/08....................................          447           462
   9.000% 6/15/16....................................          145           155
   9.000% 8/15/16....................................           89            96
   9.000% 10/15/16...................................          194           208
   7.125% 7/20/25 ARM (Floating Rate)................        4,614         4,734
                                                                        --------
                                                                          33,367
AIR TRANSPORTATION (2.2%)
Federal Express Corporation 1994 Pass-Through Certificates
   Series A310-A1 7.530% 9/23/06.....................        3,813         3,841
United Airline Corporation Series 1991-A1
   9.200% 3/22/08....................................        3,171         3,484
                                                                        --------
                                                                           7,325
ASSET-BACKED OBLIGATIONS (7.0%)
Airplane Pass-Through Trust Series 1 Class A 6.790%
   (Floating Rate) 3/15/19...........................        2,851         2,862
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04...........................        3,482         3,543
ContiMortgage Home Equity Loan Trust Series 1997-1
   7.670% 3/15/28....................................        2,875         2,888
First Boston Home Equity Loan Pass-Through Certificates
   Series 1993-H1 Class A-IO 12.820% (Effective Yield)
    9/28/13..........................................       20,344           789
Green Tree Financial Corporation Series 1996-9 Class B1
   7.650% 1/15/28....................................        5,750         5,847
Greentree Home Improvement Loan Trust Series 1994-A
   Class A 7.050% 3/15/14............................        2,166         2,165
IMC Home Equity Loan Trust Series 1997-3 Class M2
   7.55% 8/20/28.....................................        5,000         4,996
                                                                        --------
                                                                          23,090

Intermediate Bond Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
BROADCASTING & PUBLISHING (0.9%)
Paramount Communications 7.500% 1/15/02..............      $ 3,000       $ 3,017

COMMERCIAL BANKS (8.0%)
Deutsche Ausgleichsbank Series 7.000% 9/24/01........        4,000         4,066
First Federal of Michigan Zero Coupon
   (Effective Yield 7.409%) 2/26/05..................       11,000         6,537
*Riggs Capital Trust 8.625% 12/31/26.................        4,000         3,957
Santander Financial Issuances 7.875% 4/15/05.........        5,000         5,201
Washington Mutual Capital 8.375% 6/01/27.............        6,500         6,622
                                                                        --------
                                                                          26,383
COMMUNICATIONS (4.7%)
*Comcast Cable Communications 8.375% 5/01/07.........        5,000         5,302
LeGroupe Videotron Ltee (Yankee Issue) 10.625% 2/15/05       3,000         3,345
Rogers Cablesystem (Yankee Issue) 9.625% 8/01/02.....        3,000         3,150
Viacom International 10.250% 9/15/01.................        3,500         3,815
                                                                        --------
                                                                          15,612
CONGLOMERATES (2.5%)
*Pan Pacific Industrial Investment Co. (Yankee Issue)
   Zero Coupon (Effective Yield 8.833%) 4/28/07......       15,000         6,699
*Reliance Industries (Yankee Issue) 10.250% 1/15/2097        1,500         1,628
                                                                        --------
                                                                           8,327
CONSTRUCTION (1.9%)
Hanson Overaseas B.V. 7.375% 1/15/03.................        6,000         6,114

DRUGS (1.4%)
Glaxo Wellcome Plc 6.125% 1/25/06....................        4,750         4,501

ENERGY & ENERGY SERVICES (7.7%)
BOC Group Plc 5.875% 1/29/01.........................        6,100         5,941
National Power Co. Plc 7.125% 7/11/01................        9,500         9,563
Oryx Energy Co 10.000% 4/01/01.......................        5,000         5,432
YPF Sociedad Anonima (Yankee Issue) 7.500% 10/26/02..        4,463         4,542
                                                                        --------
                                                                          25,478
FABRICATED METAL PRODUCTS (0.7%)
*Federal-Mogul 8.800% 4/15/07........................        2,150         2,249

FINANCIAL & INVESTING INSTITUTIONS (10.2%)
*Cigna CBO Ltd. 6.460% 11/15/08 Series 1996-1........        5,000         5,363
Federal Realty Investment Trust
   6.625% 12/01/05...................................        2,750         2,646
   7.480% 8/15/26....................................        3,500         3,533
Meditrust 7.820% 9/10/26.............................        4,500         4,664
PaineWebber Group Inc. 6.500% 11/01/05...............        6,000         5,664
*Prudential Property 7.125% 7/01/07..................        6,000         5,983
Storage U.S.A. L.P. 7.125% 11/01/03..................        3,250         3,224
United Companies Financial 8.375% 7/01/05............        2,500         2,490
                                                                        --------
                                                                          33,567
FOOD & BEVERAGE (0.6%)
*DGS International Finance (Yankee Issue)
    10.000% 6/01/07..................................        1,750         1,803

Intermediate Bond Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
FOREIGN SOVEREIGN (4.2%)
*Guandong Enterprises (Yankee Issue) 8.875% 5/22/07..      $ 3,750       $ 3,854
Republic of Slovenia 7.000% 8/06/01..................        6,000         6,035
*United Mexican States 7.875% (Floating Rate) 8/06/01        4,000         4,036
                                                                        --------
                                                                          13,925
HEALTH SERVICES & EQUIPMENT (4.5%)
Loewen Group International (Yankee Issue)
   8.250% 4/15/03....................................        4,500         4,639
Smithkline Beecham 6.750% 10/30/01...................        6,000         6,010
Tenet Healthcare Corp. 7.875% 1/15/03................        4,000         4,015
                                                                        --------
                                                                          14,664
HOTELS & ENTERTAINMENT (0.8%)
Prime Hospitality 9.250% 1/15/06.....................        2,500         2,594

INSURANCE (6.0%)
*Florida Property & Casualty Series A 7.625% 7/01/07.        6,000         6,079
*Prudential Insurance 7.650% 7/01/07.................        7,250         7,359
*Zurich Capital Trust 8.376% 6/01/37.................        6,000         6,198
                                                                        --------
                                                                          19,636
MINING (3.5%)
Freeport-McMoran Copper & Gold 7.200% 11/15/26.......        2,500         2,468
PT Alatief Freeport Financial Co. B.V. (Yankee Issue)
   9.750% 4/15/01....................................        3,500         3,766
Santa Fe Pacific Gold 8.375% 7/01/05.................        5,000         5,340
                                                                        --------
                                                                          11,574
MORTGAGE-BACKED SECURITIES (9.0%)
American Mortgage Trust Series 1993-3 Class 3B
   8.190% 9/27/22....................................        2,840         2,664
Kidder Peabody Series 1994-C3-A2 8.500% 4/01/07......        3,500         3,742
Merrill Lynch Mortgage Investments Inc. Series 1995-C3
   Class A3 7.088% 12/26/25 .........................        4,000         3,999
Merrill Lynch Trust Series 20 Class D 8.000% 12/20/18        3,406         3,432
Nomura Asset Securities Corp. 1996-MD5 Class A-1B
   7.120% 4/13/36....................................        3,000         3,019
PS CMO Trust Series 1994-C1-A2 7.920% 8/15/02........        4,094         4,178
Resolution Trust Corporation Series 1992 Class C
   8.850 5/25/22.....................................        2,450         2,490
Structured Assets Securities Corporation
   6.525% 2/25/28 Series 1996-CFL Class C............        3,684         3,616
   12.960% (Effective Yield) 2/25/28 Series 1996-CFL
   Class X1..........................................       46,803         2,419
                                                                        --------
                                                                          29,559
PAPER (2.1%)
Boise Cascade 7.480% 6/15/05 ........................        7,000         7,042

RETAIL (3.1%)
Price/Costco 7.125% 6/15/05..........................        1,650         1,634
Rite Aid Corp.
   7.625% 4/15/05....................................        5,000         5,138
   7.125% 1/15/07....................................        3,300         3,298
                                                                        --------
                                                                          10,070
UTILITIES (1.4%)
*Financiera Energetica Nacional 9.000% 11/08/99......        4,250         4,436

Intermediate Bond Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
TOTAL LONG-TERM OBLIGATIONS
(Cost basis $300,113).............................................      $304,333
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (6.2%)
Associates Corp. of North America 6.200% 7/01/97.....     $ 16,300        16,300
Sundstrand 6.550% 7/01/97............................        4,215         4,215
                                                                       ---------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $20,515)..........................................        20,515
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%)
(Cost basis $320,628).............................................       324,848
OTHER ASSETS, LESS LIABILITIES (1.2%).............................         3,936
                                                                       ---------
TOTAL NET ASSETS (100.0%).........................................      $328,784
                                                                       =========
-------------------------------------------------------------------------------

*Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Fund, and any resale by the Fund must be an exempt transaction normally to other qualified institutional investors. At June 30, 1997, the aggregate value of the Fund's private placement securities was $64,946 (aggregate cost of $63,272) which represented 19.8 percent of net assets.

At June 30, 1997, bonds issued by foreign entities represented 27.2 percent of net assets.

See accompanying notes to financial statements.

Income Fund
Investments as of June 30, 1997
(Dollar Amounts In Thousands)
                                                         Principal        Market
LONG-TERM OBLIGATIONS (94.1%)                               Amount         Value
U.S. GOVERNMENT OBLIGATIONS (1.5%)
U.S. Treasury Bonds
   6.500% 8/15/05....................................      $  500        $  499
   6.625% 2/15/27....................................       2,500         2,446
U.S. Treasury Notes
   6.500% 10/15/06...................................         750           747
   6.625% 5/15/07....................................       2,000         2,017
                                                                       --------
                                                                          5,709
AEROSPACE & TRANSPORT EQUIPMENT (0.9%)
*Derlan Manufacturing 10.000% 1/15/07................       1,750         1,768
*L-3 Communications Corp. 10.375% 5/01/07............       1,500         1,590
                                                                       --------
                                                                          3,358
AIRLINES (1.1%)
American Airlines Equipment Trust 9.710% 1/02/07.....       2,944         3,285
*Continental Airlines Series 1997-1CI 7.420% 4/01/07.       1,000         1,010
                                                                       --------
                                                                          4,295
ASSET-BACKED OBLIGATIONS (0.3%)
ALPS Pass-Through Trust
   Series 1994-1 Class C2 9.350% 9/15/04.............         995         1,012

BUSINESS SERVICES (1.3%)
Iron Mountain, Inc. 10.125% 10/01/06.................       2,000         2,120
Lamar Advertising Co. 9.625% 12/01/06................       1,850         1,901
*Safelite Glass Corp. 9.875% 12/15/06................         850           899
                                                                       --------
                                                                          4,920
CABLE/MEDIA (11.5%)
*Azteca Holdings 11.000% 6/15/02.....................       1,000         1,009
British Sky Broadcasting 7.300% 10/15/06.............       2,000         1,999
Century Communications 9.75% 2/15/02.................       1,850         1,906
*Comcast Cable Communications Corp.
    8.375% 5/01/07...................................       3,000         3,181
    8.875% 5/01/17...................................       3,000         3,260
Continental Cablevision Inc. 8.875% 9/15/05..........       3,500         3,853
JayCor Communications Inc. 10.125% 6/15/06...........       1,500         1,612
LeGroupe Videotron Ltee (Yankee Issue) 10.625% 2/15/05      3,000         3,345
News America Holdings Inc. 8.625% 2/01/03............       6,000         6,395
Rogers Cable Systems Senior Secured Second Priority
   Note (Yankee Issue) 9.625% 8/01/02................       3,000         3,150
Time Warner Entertainment
   9.625% 5/01/02....................................       3,000         3,317
   8.875% 10/01/12...................................       3,000         3,302
Viacom International Inc.
   10.250% 9/15/01...................................       3,000         3,270
   7.750% 6/01/05....................................       1,000           998
Young Broadcasting Corp. 11.750% 11/15/04............       2,500         2,762
                                                                       --------
                                                                         43,359

Income Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
COMMERCIAL BANKS (5.3%)
Banca Commercial Italian (Yankee Issue) 8.250% 7/15/07    $ 5,000       $ 5,314
Banco De Brazil (Cayman Islands) 8.375% 6/15/02......       2,000         1,996
Banesto Delaware Inc. 8.250% 7/28/02.................       2,000         2,108
BBV International Finance (Cayman Islands)
   (Yankee Issue) 6.875% 10/27/05....................       6,000         5,858
Washington Mutual Capital 8.375% 6/1/27..............       4,500         4,584
                                                                       --------
                                                                         19,860
CONSUMER PRODUCTS (0.5%)
Renaissance Cosmetics 11.750% 2/15/04................       1,750         1,842

CONTAINERS & PLASTIC (2.4%)
Coca-Cola Bottling Company 8.560% 2/26/02............       2,000         2,120
*Consumers International 10.250% 4/01/05.............       2,500         2,687
Owens-Illinois, Inc. 8.100% 5/15/07..................       1,500         1,535
*Plastic Containers Inc. 10.000% 12/15/06............         850           882
US Can Corporation 10.125% 10/15/06..................       1,500         1,597
                                                                       --------
                                                                          8,821
FINANCIAL (14.8%)
*Credit Suisse Group (Yankee Issue) 7.900% 5/01/49...       6,000         6,174
Dresdner Bank 7.250% 9/15/15.........................       3,000         2,936
*Florida Property & Casualty Series A 7.625% 7/01/07.       6,000         6,080
General Motors Acceptance Corp. 6.625% 10/01/02......       2,000         1,976
*Goldman Sachs Group L.P. 7.125% 3/01/03.............       6,000         6,033
Lehman Brothers Inc. 6.125% 2/01/01..................       4,000         3,902
Meditrust 7.375% 7/15/00.............................       2,000         2,020
Merrill Lynch Bank & Trust (Yankee Issue) (Cayman
   Islands) 8.390% 8/01/01...........................       3,000         3,140
Morgan Stanley Group 6.875% 3/01/07..................       4,000         3,917
Penncorp Financial Group 9.250% 12/15/03.............       1,500         1,575
*Prudential Insurance 7.650% 7/01/07.................       3,000         3,045
RHG Finance Corp./Marriot International Inc.
   8.875% 10/01/05...................................       4,500         4,906
*St. George Funding Co. 8.485% 12/31/49..............       2,500         2,500
Swiss Bank 7.000% 10/15/15...........................       6,000         5,746
United Companies Financial 8.375% 7/01/05............       1,500         1,494
                                                                       --------
                                                                         55,444
FOOD & BEVERAGE (0.9%)
*DGS International Finance 10.000% 6/01/07...........       1,750         1,802
*Pepsi-Gemex S.A. 9.750% 3/30/04.....................       1,500         1,541
                                                                       --------
                                                                          3,343
FOREIGN SOVEREIGN REGIONAL BONDS (10.4%)
Corporacion Andina de Fomento (Yankee Issues)
   7.375% 7/21/00....................................       3,000         3,043
   7.100% 2/01/03....................................       2,500         2,490
Export/Import Bank of Korea (Yankee Issue)
   6.375% 2/15/06....................................       5,000         4,697
Financiera Energetica Nacional 9.375% 6/15/06........       6,000         6,399
*Guangdong Enterprises (Yankee Issue) 8.875% 5/22/07.       3,750         3,854
 The Republic of Columbia (Yankee Issue)
   8.750% 10/06/99...................................       2,500         2,597
Republic of Panama 7.875% 2/13/02....................       4,000         3,979
*Republic of Slovenia 7.000% 8/06/01.................       5,000         5,023
*Sultan of Oman 7.125% 3/20/02.......................       5,000         5,000
United Mexican States 9.750% 2/06/01.................       2,000         2,112
                                                                       --------
                                                                         39,194

Income Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
FUNERAL HOMES (1.7%)
Loewen Group International (Yankee Issue) 8.250% 4/15/03  $ 5,000      $  5,154
Prime Succession Acquisition Co. 10.750% 8/15/04.....       1,000         1,095
                                                                       --------
                                                                          6,249
HEALTH SERVICES & EQUIPMENT (0.9%)
Healthcare Properties 6.500% 2/15/06.................       3,500         3,322

HOSPITALS & NURSING HOMES (2.3%)
*Integrated Health Services 9.500% 9/15/07...........       1,400         1,435
Tenet Healthcare Corp.
   9.625% 9/01/02....................................       2,000         2,170
   8.625% 12/01/03...................................       2,000         2,090
Universal Health Services, Inc. 8.750% 8/15/05.......       2,800         2,940
                                                                       --------
                                                                          8,635
HOTELS & ENTERTAINMENT (4.2%)
Caesars World Inc. 8.875% 8/15/02....................       1,000         1,031
Circus Circus Enterprises Inc. 6.450% 2/01/06........       2,000         1,873
Harvey Casino 10.625% 6/01/06........................       3,000         3,225
Hyatt Equities LLC Series 7.000% 5/15/02.............       5,000         5,009
Premier Parks 9.750% 1/15/07.........................         750           780
Prime Hospitality
   9.250% 1/15/06....................................       1,100         1,141
   9.750% 4/01/07 Series B...........................       2,500         2,625
                                                                       --------
                                                                         15,684
MACHINERY, METALS & FABRICATED METAL PRODUCTS (4.5%)
AGCO Corp. 8.500% 3/15/06............................       3,000         3,074
*BWAY Corp. 10.250% 4/15/07..........................       1,900         2,042
Cincinnati Milacron 8.375% 3/15/04...................       2,000         2,046
Clark Material Handling 10.750% 11/15/06.............         850           890
*Federal-Mogul Co. 8.800% 4/15/07....................       2,500         2,616
*IMPSA 9.500% 5/31/02................................       1,500         1,500
Ryerson Tull Inc. 8.500% 7/15/01.....................       3,000         3,068
Titan Wheel International, Inc. 8.750% 4/01/07.......       1,500         1,538
                                                                       --------
                                                                         16,774
MINING AND AGRICULTURE (2.3%)
PT Alatief Freeport Financial Co. B.V.
   (Yankee Issue) 9.750% 4/15/01.....................       3,000         3,228
Santa Fe Pacific Gold 8.375% 7/01/05.................       5,000         5,340
                                                                       --------
                                                                          8,568
MORTGAGE-BACKED SECURITY (0.2%)
Resolution Trust Corporation Series 1992-C1 Class A1
   8.800% 8/25/23....................................         579           589

NATURAL GAS & OIL (1.6%)
Colorado Interstate Gas 10.000% 6/15/05..............       1,500         1,762
Dawson Production Services 9.375% 2/01/07............         750           763
Triton Energy 8.750% 4/15/02.........................       3,500         3,623
                                                                       --------
                                                                          6,148
PAPER (1.1%)
Polysindo International Finance Co. BV.
   (Yankee Issue) 11.375% 6/15/06....................       1,000         1,100
PT Riau Andalan Pulp and Paper
   (Yankee Issue) 11.500% 12/15/00...................       3,000         3,060
                                                                       --------
                                                                          4,160

Income Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
PETROLEUM (1.9%)
*Lyondell Petroleum 9.750% 9/04/03...................     $ 2,000       $ 2,255
*Petroliam Nasional Berhad (Yankee Issue)
   7.125% 10/18/06...................................       5,000         4,996
                                                                      ---------
                                                                          7,251
REAL ESTATE OPERATIONS (5.7%)
American Health Properties 7.050% 1/15/02............       3,000         2,992
*Carramerica Realty Corp. 7.200% 7/01/04.............       3,000         2,997
Property Trust of America 6.875% 2/15/08.............       2,000         1,950
*Prudential Property 7.125% 7/01/07..................       4,000         3,988
Storage U.S.A. L.P. 7.125% 11/01/03..................       3,000         2,976
Trinet Corp. Realty Trust 7.300% 5/15/01.............       4,500         4,551
Wharf Capital International Ltd. 8.875% 11/01/04.....       2,000         2,136
                                                                      ---------
                                                                         21,590
RETAIL (2.2%)
Kroger Company 7.650% 4/15/07........................       3,000         3,092
Rite Aid Corp. 7.125% 1/15/07........................       5,000         4,997
                                                                      ---------
                                                                          8,089
SANITARY SERVICES (0.3%)
*Allied Waste Industries Inc. Zero Coupon
            (Effective Yield 5.597%) 6/01/07.........       1,600         1,004

SERVICES (1.9%)
ARA Services, Inc. 10.625% 8/01/00...................       1,600         1,739
Aramark Services 8.150% 5/01/05......................       2,000         2,093
Cobblestone Golf Group Inc. 11.500% 6/01/03..........       2,000         2,100
*Dyncorp, Inc. 9.500% 3/01/07........................       1,000         1,015
                                                                      ---------
                                                                          6,947
TELEPHONE (2.5%)
*Comtel Brasileira Ltd. (Yankee Issue) 10.750% 9/26/04      2,000         2,155
Rogers Cantel, Inc. 9.375% 6/01/08...................       3,000         3,173
US West Capital Funding, Inc. 7.300% 1/15/07.........       4,000         4,007
                                                                      ---------
                                                                          9,335
TEXTILE & APPAREL (0.3%)
*Tultex Corp. 9.625% 4/15/07.........................       1,000         1,063

TRANSPORTATION (4.0%)
*CSX Corp. 7.450% 05/01/07...........................       5,000         5,092
Mass Transit Railway Corp. of Hong Kong 7.250% 10/01/05     5,000         5,005
Norfolk Southern Corp. 7.350% 5/15/07................       5,000         5,079
                                                                      ---------
                                                                         15,176
UTILITIES (5.6%)
CMS Energy Corp. 8.125% 5/15/02......................       2,000         2,023
CTC Mansfield Funding Corporation 11.125% 9/30/16....       1,500         1,594
Enersis S.A. 6.900% 12/01/06.........................       5,000         4,870
Kentucky Power First Mortgage 8.900% 5/21/01.........       2,000         2,137
Louisiana Power & Light Company Series A 10.670% 1/02/17    1,000         1,066
*National Power Corp. 9.000% 7/05/02.................       1,500         1,583
Texas Utilities Company 9.750% 5/01/21...............       2,000         2,203
YPF Sociedad Anonima (Yankee Issue) 7.500% 10/26/02..       5,585         5,683
                                                                      ---------
                                                                         21,159
                                                                      ---------
TOTAL LONG-TERM OBLIGATIONS
(Cost basis $347,363).............................................      352,900
--------------------------------------------------------------------------------

Income Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
SHORT-TERM OBLIGATION (3.6%)
Associates Corp. of North America 6.200% 7/01/97
   (Amortized cost $13,585)..........................     $ 13,585     $ 13,585
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.7%)
(Cost basis $360,947).............................................      366,485
OTHER ASSETS, LESS LIABILITIES (2.3%).............................        8,787
                                                                      ---------
TOTAL NET ASSETS (100.0%).........................................    $ 375,272
                                                                      =========
--------------------------------------------------------------------------------

*Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Fund, and any resale by the Fund must be an exempt transaction normally to other qualified institutional investors. At June 30, 1997, the aggregate value of the Fund's private placement securities was $91,079 (aggregate cost of $85,576) which represented 24.3 percent of net assets.

At June 30, 1997, bonds issued by foreign entities represented 30.1 percent of net assets.

See accompanying notes to financial statements.

SR&F High Yield Portfolio

Investments as of  June 30, 1997
(Dollar Amounts In Thousands)
                                                         Principal        Market
LONG-TERM OBLIGATIONS  (94.4%)                              Amount         Value
AEROSPACE & TRANSPORTATION EQUIPMENT (3.9%)
*Derlan Manufacturing 10.000% 1/15/07................      $  250        $  253
*L-3 Communications Corp. 10.375% 5/01/07............         500           530
*WR Carpenter North America 10.625% 6/15/07..........         750           750
                                                                       --------
                                                                          1,533
AUTOMOTIVE (2.6%)
*Oxford Automotive 10.125% 6/15/07...................         500           503
Penda Corporation Series B 10.750% 3/01/04...........         500           501
                                                                       --------
                                                                          1,004
BUILDING & CONSTRUCTION (1.9%)
Standard Pacific Corp. 8.500% 6/15/07................         500           496
*William Scotsman Inc. 9.875% 6/01/07................         250           249
                                                                       --------
                                                                            745
BUSINESS SERVICES (4.3%)
Iron Mountain Inc. 10.125% 10/01/06..................         500           530
Lamar Advertising Co. 9.625% 12/01/06................         200           205
*Outdoor Systems, Inc. 8.875% 6/15/07................         750           731
*Safelite Glass Corp. 9.875% 12/15/06................         200           212
                                                                       --------
                                                                          1,678
CABLE/MEDIA (7.2%)
*Capstar Broadcasting 9.250% 7/01/07.................         750           728
Frontiervision 11.000% 10/15/06......................         250           260
*Jacor Communications, Inc. 8.750% 6/15/07...........         500           492
*Radio One Inc. 7.000% 5/15/04.......................         500           449
Rogers Communications, Inc. (Yankee Issue)
   9.125% 1/15/06....................................         200           202
SFX Broadcasting Series B 10.750% 5/15/06............         150           163
*TV Azteca 10.500% 2/15/07...........................         250           256
Young Broadcasting Corp. 10.125% 2/15/05.............         250           263
                                                                       --------
                                                                          2,813
COMMUNICATIONS (5.4%)
Dobson Communications Corp. 11.750% 4/15/07..........         250           240
*GlobalStar Telecommunications Ltd 11.250% 6/15/04...         500           469
*ITC Deltacom Inc. 11.000% 6/01/07...................         500           505
Pricecellular Wire 10.750% 11/01/04..................         150           155
*Viasystems Inc. 9.750% 6/01/07......................         750           761
                                                                       --------
                                                                          2,130
CONSUMER PRODUCTS (2.9%)
*Coleman Escrow Corp. Zero Coupon 5/15/01
   11.125% (Effective Yield ) First Priority Note....         250           158
   12.875% (Effective Yield ) Second Priority Note...         750           435
Renaissance Cosmetics 11.750% 2/15/04................         500           526
                                                                       --------
                                                                          1,119
CONTAINERS (3.9%)
*Consumers International 10.250% 4/01/05.............         500           537
*Silgan Corp. 9.000% 6/01/09.........................         750           754
*Vicap S.A. 10.250% 5/15/02..........................         250           257
                                                                       --------
                                                                          1,548
ENERGY - SERVICES (7.6%)
Dawson Production Services 9.375% 2/01/07............         250           254
Forcenergy Inc. Series B 8.500% 2/15/07..............         500           487
*ICO Inc. 10.375% 6/01/07............................         500           515

SR&F High Yield Portfolio CONTINUED
                                                         Principal        Market
                                                            Amount         Value

ENERGY - SERVICES (CONTINUED)
*Transamerican Energy 11.500% 6/15/02................      $  750        $  731
Triton Energy Ltd. 8.750% 4/15/02....................         500           518
*United Refining Co. 10.750% 6/15/07.................         500           495
                                                                       --------
                                                                          3,000
FINANCIAL (2.6%)
*Navistar Financial Corp. 9.000% 6/01/02.............         500           512
Penncorp Financial Group 9.250% 12/15/03.............         500           525
                                                                       --------
                                                                          1,037
FOOD & BEVERAGES (5.2%)
*Archibald Candy Corp. 10.250% 7/01/04...............         500           509
*DGS International Finance Co. 10.000% 6/01/07.......         500           515
*Pepsi-Gemex S.A. 9.750% 3/30/04.....................         500           514
*Windy Hill Pet Food Co. 9.750% 5/15/07..............         500           500
                                                                       --------
                                                                          2,038
FOREIGN SOVEREIGN REGIONAL BONDS (2.6%)
*City of Moscow 9.500% 5/31/00.......................         500           505
*Guangdong Enterprises (Yankee Issue) 8.875% 5/22/07.         500           514
                                                                       --------
                                                                          1,019
HEALTH SERVICES & EQUIPMENT (3.9%)
Dynacare Inc. (Yankee Issue) 10.750% 1/15/06.........         500           520
*Leiner Health 9.625% 7/10/07........................         500           509
Loewen Group International Inc. Series 4
   8.250% 10/15/03...................................         500           516
                                                                       --------
                                                                          1,545
HOSPITALS & NURSING HOME CARE (3.0%)
*Integrated Health Services 9.500% 9/15/07...........         400           410
Tenet Healthcare Corp. 8.625% 1/15/07................         750           761
                                                                       --------
                                                                          1,171
HOTELS & ENTERTAINMENT (5.1%)
Boyd Gaming Corp. 9.250% 10/01/03....................         500           498
Lady Luck Gaming 11.875% 3/01/01.....................         500           507
Premier Parks Inc. 9.750% 1/15/07....................         250           260
Prime Hospitality Series B 9.750% 4/01/07............         500           525
Station Casinos Inc. 10.125% 3/15/06.................         200           202
                                                                       --------
                                                                          1,992
MACHINERY & FABRICATED METAL PRODUCTS (8.4%)
*BWAY Corp. 10.250% 4/15/07..........................         350           376
*Federal-Mogul Co. 8.800% 4/15/07....................         350           366
*Hayes Wheels International, Inc. 9.125% 7/15/07.....         500           500
*IMPSA 9.500% 5/31/02................................         500           500
Titan Wheel International Inc. 8.750% 4/01/07........         500           512
*Wells Aluminum 10.125% 6/01/05......................         500           516
US Can Corp. 10.125% 10/15/06........................         500           533
                                                                       --------
                                                                          3,303
MISCELLANEOUS SERVICES (1.3%)
*Dyncorp Inc. 9.500% 3/01/07.........................         500           508

PAPER (2.0%)
APP International Finance Company (Yankee Issue)
   10.250% 10/01/00..................................         150           154
*Indah Kiat Finance 10.000% 7/01/07..................         500           497
Specialty Paperboard Inc. 9.375% 10/15/06............         150           152
                                                                       --------
                                                                            803

SR&F High Yield Portfolio CONTINUED
                                                         Principal        Market
                                                            Amount         Value
RESTAURANTS (0.6%)
*AFC Enterprises 10.250% 5/15/07.....................      $  250        $  250

RETAIL (4.1%)
Cole National Group 9.875% 12/31/06..................         200           210
*Quality Food Centers 8.700% 3/15/07.................         500           504
*Ralphs Grocery Co. 11.000% 6/15/05..................         350           380
*Specialty Retailers 8.500% 7/15/05..................         500           502
                                                                       --------
                                                                          1,596
RUBBER, PLASTIC & RELATED MATERIALS (3.0%)
*Key Plastics Inc. 10.250% 3/15/07...................         500           529
Plastic Containers Inc. Series B 10.000% 12/15/06....         350           363
*Tekni-Plex Inc. 11.250% 4/01/07.....................         250           270
                                                                       --------
                                                                          1,162
SANITARY SERVICES (1.4%)
*Allied Waste Industries Inc. Zero Coupon
   (Effective Yield 5.597%) 6/01/07..................         900           565

TELEPHONE (2.6%)
*Brooks Fiber Properties 10.000% 6/01/07.............         750           758
*Comtel Brasileira Ltd. (Yankee Issue) 10.750% 9/26/04        250           269
                                                                       --------
                                                                          1,027
TEXTILE & APPAREL (3.2%)
*Anvil Knitwear Inc. 10.875% 3/15/07.................         500           507
*Hedstrom Corp. 10.000% 6/01/07......................         250           254
*Tultex Corp. 9.625% 4/15/07.........................         250           266
William Carter 10.375% 12/01/06......................         200           210
                                                                       --------
                                                                          1,237
TRANSPORTATION & TRANSPORTATION EQUIPMENT (2.6%)
*Coach USA Inc. 9.375% 7/01/07.......................         500           495
*Greyhound Lines 11.50% 4/15/07......................         500           533
                                                                       --------
                                                                          1,028
UTILITIES (3.1%)
California Energy Company Inc. 9.500% 9/15/06........         500           535
*Energy Corp. of America 9.500% 5/15/07..............         500           493
Midland Funding II Series B 13.250% 7/23/06..........         150           183
                                                                       --------
                                                                          1,211
                                                                       --------
TOTAL LONG-TERM OBLIGATIONS
(Cost basis $36,512)..............................................       37,062
-------------------------------------------------------------------------------

SR&F High Yield Portfolio CONTINUED
                                                         Principal        Market
                                                            Amount         Value
SHORT-TERM OBLIGATION (3.1%)
COMMERCIAL PAPER
Associates Corp. of North America 6.200% 7/01/97
   (Amortized cost $1,220)...........................     $ 1,220       $ 1,220
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.5%)
(Cost basis $37,733)..............................................       38,282
OTHER ASSETS, LESS LIABILITIES (2.5%).............................          991
                                                                       --------
TOTAL NET ASSETS (100%)...........................................      $39,273
                                                                       ========
-------------------------------------------------------------------------------

*Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Portfolio, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At June 30, 1997, the aggregate value of the Portfolio's private placement securities was $25,096 (aggregate cost of $25,114), which represented 63.9 percent of net assets.

At June 30, 1997, bonds issued by foreign entities represented 9.4 percent of net assets.

See accompanying notes to financial statements.

Balance Sheets

June 30, 1997
(All Amounts in Thousands, except per-share amounts)
                                                         INTERMEDIATE                               HIGH
                                                                 BOND            INCOME            YIELD
                                                                 FUND              FUND             FUND
ASSETS
Investments, at market value ...........................    $ 324,848         $ 366,485        $    --
Investment in SR&F High Yield Portfolio, at value.......           --                --           13,482
Receivable for investments sold ........................        5,228            14,331             --
Receivable for fund shares sold ........................          690               754               33
Accrued interest receivable ............................        5,389             7,253             --
Cash and other assets ..................................          130               192               26
                                                            ---------         ---------        ---------
   Total Assets ........................................    $ 336,285         $ 389,015        $  13,541
                                                            =========         =========        =========
LIABILITIES
Payable for investments purchased ......................    $   5,988         $  11,975        $    --
Payable for fund shares redeemed .......................          531               681                5
Dividends payable ......................................          686               719               29
Payable to investment adviser and transfer agent .......          190               269                9
Other liabilities ......................................          106                99               16
                                                            ---------         ---------        ---------
   Total Liabilities ...................................        7,501            13,743               59
                                                            ---------         ---------        ---------
CAPITAL
Paid-in capital ........................................      339,062           376,132           12,996
Net unrealized appreciation of investments .............        4,220             5,538              267
Accumulated net realized gains (losses) on investments..      (14,498)           (6,398)             219
                                                            ---------         ---------        ---------
   Total Capital (Net Assets) ..........................      328,784           375,272           13,482
                                                            ---------         ---------        ---------
   Total Liabilities and Capital .......................    $ 336,285         $ 389,015        $  13,541
                                                            =========         =========        =========
Shares Outstanding (Unlimited Number Authorized) .......       37,610            37,965            1,279
                                                            =========         =========        =========
Net Asset Value (Capital) Per Share ....................    $    8.74         $    9.88        $   10.54
                                                            =========         =========        =========
See accompanying notes to financial statements.

Statements of Operations

For The Period Ended
June 30, 1997
(All Amounts In Thousands)
                                                        INTERMEDIATE                               HIGH
                                                                BOND            INCOME            YIELD
                                                                FUND              FUND             FUND
INVESTMENT INCOME
Interest income .......................................... $ 23,987           $ 27,349         $   --
Interest income allocated from SR&F High Yield Portfolio .     --                 --                566
                                                           --------           --------         --------
EXPENSES
Management fees ..........................................    1,091              1,630             --
Administrative fees ......................................      466                446                9
Transfer agent fees ......................................      436                473                9
Printing and postage .....................................       87                 68               16
Custodian fees ...........................................       49                 38                1
Accounting fees ..........................................       32                 32               17
SEC and state registration fees ..........................       33                 44                4
Legal and audit fees .....................................       22                 22               12
Trustees' fees ...........................................       26                 23                5
Amortization of organization expenses ....................     --                 --                 16
Expenses allocated from SR&F High Yield Portfolio ........     --                 --                 48
Other ....................................................       96                103                6
                                                           --------           --------         --------
                                                              2,338              2,879              143
Reimbursement of expenses by investment adviser ..........      (54)               (41)             (81)
                                                           --------           --------         --------
   Total Net Expenses ....................................    2,284              2,838               62
                                                           --------           --------         --------
   Net Investment Income .................................   21,703             24,511              504
                                                           --------           --------         --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investments ...............   (1,179)              (196)             219
Net change in unrealized appreciation or depreciation
   of investments ........................................    7,114              9,039              267
                                                           --------           --------         --------
   Net Gains on Investments ..............................    5,935              8,843              486
                                                           --------           --------         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..... $ 27,638           $ 33,354         $    990
                                                           ========           ========         ========

(a) From the commencement of operations on November 1, 1996.

See accompanying notes to financial statements.

Statements of Changes in Net Assets

(ALL AMOUNTS IN THOUSANDS)
                                                                                                                        HIGH YIELD
                                                                                                                              FUND
                                                                          INTERMEDIATE                                      PERIOD
                                                                            BOND FUND              INCOME FUND               ENDED
                                                                      YEARS ENDED JUNE 30,      YEARS ENDED JUNE 30,      JUNE 30,
                                                                          1996         1997         1996         1997      1997 (A)
OPERATIONS
Net investment income .............................................. $  20,824    $  21,703    $  17,318    $  24,511    $     504
Net realized gains (losses) on investments .........................     3,857       (1,179)       1,846         (196)         219
Net change in unrealized appreciation or depreciation of investments    (7,549)       7,114      (10,391)       9,039          267
                                                                     ---------    ---------    ---------    ---------    ---------
    Net Increase in Net Assets Resulting from Operations ...........    17,132       27,638        8,773       33,354          990
                                                                     ---------    ---------    ---------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ...............................   (20,525)     (22,030)     (17,246)     (24,589)        (504)
                                                                     ---------    ---------    ---------    ---------    ---------
SHARE TRANSACTIONS
Subscriptions to fund shares .......................................    91,892      119,668      216,512      131,567       14,080
Investment income dividends reinvested .............................    16,753       16,336       12,786       17,736          428
Redemptions of fund shares .........................................  (108,873)    (110,940)     (85,588)     (92,360)      (1,512)
                                                                     ---------    ---------    ---------    ---------    ---------
   Net Increase (Decrease) from Share Transactions .................      (228)      25,064      143,710       56,943       12,996
                                                                     ---------    ---------    ---------    ---------    ---------
   Net Increase (Decrease) in Net Assets ...........................    (3,621)      30,672      135,237       65,708       13,482
TOTAL NET ASSETS
Beginning of Period ................................................   301,733      298,112      174,327      309,564         --
                                                                     ---------    ---------    ---------    ---------    ---------
End of Period ...................................................... $ 298,112    $ 328,784    $ 309,564    $ 375,272    $  13,482
                                                                     =========    =========    =========    =========    =========
Accumulated Undistributed Net Investment Income at End of Period ... $     327    $    --      $      78    $    --      $    --
                                                                     =========    =========    =========    =========    =========
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares .......................................    10,517       13,802       21,751       13,490        1,392
Investment income dividends reinvested .............................     1,920        1,884        1,305        1,817           34
                                                                     ---------    ---------    ---------    ---------    ---------
                                                                        12,437       15,686       23,056       15,307        1,426
Redemptions of fund shares .........................................   (12,495)     (12,805)      (8,734)      (9,471)        (147)
                                                                     ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in fund shares .............................       (58)       2,881       14,322        5,836        1,279
Shares outstanding at beginning of period ..........................    34,787       34,729       17,807       32,129         --
                                                                     ---------    ---------    ---------    ---------    ---------
Shares outstanding at end of period ................................    34,729       37,610       32,129       37,965        1,279
                                                                     =========    =========    =========    =========    =========

(a) From the commencement of operations on November 1, 1996

See accompanying notes to financial statements.

SR&F High Yield Portfolio

Balance Sheet
June 30, 1997
(All Amounts In Thousands)
ASSETS
Investments, at market value ......................................      $38,282
Receivable for investments sold ...................................        1,468
Accrued interest receivable .......................................          550
Other assets ......................................................            9
                                                                         -------
   Total Assets ...................................................       40,309
                                                                         -------

LIABILITIES
Payable for investments purchased .................................      $   997
Payable to investment adviser .....................................           28
Other liabilities .................................................           11
                                                                         -------
   Total Liabilities ..............................................        1,036
                                                                         -------
Net Assets applicable to investors' beneficial interests ..........      $39,273
                                                                         =======

See accompanying notes to financial statements.

SR&F High Yield Portfolio

Statement of Operations
For the Period Ended
June 30, 1997 (a)
(All Amounts In Thousands)
INVESTMENT INCOME
Interest income ...................................................       $  969
                                                                          ------
EXPENSES
Management fees ...................................................           53
Audit and legal fees ..............................................           17
Accounting fees ...................................................           17
Trustees' fees ....................................................            4
Custodian fees ....................................................            3
Other .............................................................            1
                                                                          ------
   Total Expenses .................................................           95
                                                                          ------
Net Investment Income .............................................          874
                                                                          ------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments .................................          336
Net change in unrealized appreciation or depreciation
   of investments .................................................          549
                                                                          ------
   Net Gains on Investments .......................................          885
                                                                          ------
Net Increase in Net Assets Resulting from Operations ..............       $1,759
                                                                          ======

(a) From the commencement of operations on November 1, 1996.

See accompanying notes to financial statements.

SR&F High Yield Portfolio

Statement of Changes in Net Assets
For the Period Ended
June 30, 1997 (a)
(All Amounts In Thousands)
OPERATIONS
Net investment income ..............................................   $    874
Net realized gains on investments ..................................        336
Net change in unrealized appreciation or depreciation of investments        549
                                                                       --------
                                                                          1,759
                                                                       --------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions ......................................................     38,807
Withdrawals ........................................................     (1,293)
                                                                       --------
   Net Increase from transactions in investors' beneficial interests     37,514
                                                                       --------
   Net Increase in Net Assets ......................................     39,273
TOTAL NET ASSETS
Beginning of Period ................................................       --
                                                                       --------
End of Period ......................................................   $ 39,273
                                                                       ========

(a) From the commencement of operations November 1, 1996.

See accompanying notes to financial statements.

Notes to Financial Statements

Note 1. Organization of the SR&F High Yield Portfolio

The SR&F High Yield Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio. The Portfolio commenced operations on November 1, 1996.
   The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At June 30, 1997, Stein Roe High Yield Fund, Stein Roe Institutional Client High Yield Fund and Stein Roe Institutional High Yield Fund owned 34.3 percent, 65.4 percent and
0.3 percent, respectively.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund, (the "Funds"), each a series of the Stein Roe Income Trust, (a Massachusetts business trust) (the "Trust"), and the Portfolio.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Amortization of Organization Expenses
Organization costs of High Yield Fund are amortized on a straight-line basis against income over various periods of up to sixty months from the commence ment of public offering by the Fund, depending on the nature of the individual costs.

Security Valuations
All securities are valued as of June 30, 1997. Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quota-tions are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Adviser, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts
The Funds and the Portfolio may enter into U.S. Treasury bond futures contracts to either hedge against expected declines of their securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Funds or Portfolio seek to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.
   Upon entering into a futures contract, the Funds or Portfolio deposit cash or securities with their custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds or Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Funds or Portfolio recognize a realized gain or loss when the contract is closed or expires. Neither the Funds nor the Portfolio entered into any futures contracts during the period ended June 30, 1997.

Federal Income Taxes
No provision is made for federal income taxes, since (a) the Funds elect to be taxed as a "regulated investment company" and make such distribu tions to their shareholders as to be relieved of all federal income tax under provisions of current federal tax law and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.
   The Funds intend to utilize provisions of the federal income tax law that allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized gains.
   At June 30, 1997, the Funds had capital loss carryforwards as follows:
                              YEAR OF
FUND               AMOUNT  EXPIRATION
Intermediate
  Bond Fund       $14,042  2003-2005
Income Fund         6,283  1999-2005

Distributions to Shareholders
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdis tri butions are classified as distributions in excess of net investment income or net realized gains, and all perma nent differences are reclassified to paid-in capital.
   None of the Funds had distributions in excess of net investment income or net realized gains for the period ended June 30, 1997. Other Information Realized gains or losses from sales of securities are determined on the specific identified cost basis.
   Securities purchased on a when-issued basis may be settled a month or more after the transaction date. These securities are subject to market fluctuation during this period. Neither the Funds nor the Portfolio had when-issued or delayed delivery purchase commitments as of June 30, 1997.
   All amounts, except per-share amounts, are shown in thousands.

Note 3. Portfolio Composition

Intermediate Bond Fund invests primarily in marketable debt securities. Income Fund invests in medium-quality debt securities. High Yield Portfolio invests primarily in a portfolio of high yield, high-risk medium- and lower-quality debt securities.
   See each Fund's and the Portfolio's schedule of investments for information on individual securities as well as industry diversification, and see Fund Highlights for each Fund's and Portfolio's portfolio quality.

Note 4. Trustees' Fees and Transactions with Affiliates

The Funds and Portfolio pay monthly management fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.
   The fee for Intermediate Bond Fund is .35 of 1 percent of the average daily net assets. The management fee for Income Fund is .50 of 1 percent of the first $100 million of average daily net assets and .475 of 1 percent thereafter. The management fee for High Yield Portfolio is .50 of 1 percent of the first $500 million of average daily net assets and .475 of 1 percent thereafter.

   The Funds pay monthly administrative fees, computed and accrued daily, to the Adviser. The administrative fee for Intermediate Bond Fund is .15 of 1 percent of average daily net assets. The administrative fee for Income Fund is .15 of 1 percent of the first $100 million of average daily net assets and .125 of 1 percent thereafter. The administrative fee for the High Yield Fund is .15 of 1 percent of the first $500 million of average daily net assets and .125 of 1 percent thereafter.
   The administrative agreements of the Funds provide that the Adviser will reimburse each Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which each Fund's shares are offered for sale. Prior to November 1, 1996, the Adviser agreed to reimburse Intermediate Bond Fund and Income Fund to the extent that expenses incurred exceeded .70 percent and .82 percent of average net assets, respectively.
   The Adviser has agreed to reimburse High Yield Fund to the extent that expenses exceed 1 percent of average net assets. The expense limitation expires October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice to the Fund.
   The transfer agent fees of the Fund are paid to SteinRoe Services, Inc.
(SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc. an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Funds.
   The Adviser also provides fund accounting services.
   Certain officers and trustees of the Trusts are also officers of the Adviser. Compensation is paid to trustees not affiliated with the Adviser. No remuneration was paid to any other trustee or officer of the Trusts.

Note 5. Short-Term Debt

To facilitate portfolio liquidity, the Funds and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings during the period ended June 30, 1997.

Note 6. Investment Transactions

The aggregate cost of purchases and proceeds from sales of securities other than short-term obligations for the period ended June 30, 1997, were:

FUND/PORTFOLIO                                          Purchases          Sales
                                                        ---------      ---------
Intermediate Bond Fund.................................  $719,901       $628,300
Income Fund ...........................................   491,776        443,807
SR&F High Yield Portfolio..............................    65,058         28,880

At June 30, 1997, unrealized appreciation and depreciation of investments on a tax basis and the cost of investments for financial reporting purposes and for federal income tax purposes were as follows:

                                                                             Cost of Investments
                                                                                          Federal
                                                                        Net  Financial     Income
FUND/PORTFOLIO                     Appreciation  Depreciation  Appreciation  Reporting        Tax
                                   ------------  ------------  ------------  ---------   --------
Intermediate Bond Fund......             $5,430        $1,210        $4,220   $320,628   $320,628
Income Fund.................              7,880         2,434         5,446    360,947    361,039
SR&F High Yield Portfolio...                698           149           549     37,733     37,733

Financial Highlights

Intermediate Bond Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                  Years Ended June 30,
                                                                            1988            1989            1990            1991
                                                                     -----------     -----------     -----------     -----------
Net Asset Value, Beginning of Period ............................... $      8.77     $      8.51     $      8.65     $      8.38
                                                                     -----------     -----------     -----------     -----------
Income From Investment Operations
         Net investment income .....................................         .68             .74             .73             .69
         Net realized and unrealized gains (losses) on investments .        (.12)            .14            (.28)            .16
                                                                     -----------     -----------     -----------     -----------
                 Total from investment operations ..................         .56             .88             .45             .85
                                                                     -----------     -----------     -----------     -----------
Distributions
         Net investment income .....................................        (.68)           (.74)           (.72)           (.70)
         Net realized capital gains ................................        (.14)        --              --              --
         In excess of realized gains ...............................     --              --              --              --
                                                                     -----------     -----------     -----------     -----------
                 Total distributions ...............................        (.82)           (.74)           (.72)           (.70)
                                                                     -----------     -----------     -----------     -----------
Net Asset Value, End of Period ..................................... $      8.51     $      8.65     $      8.38     $      8.53
                                                                     ===========     ===========     ===========     ===========
Ratio of net expenses to average net assets (a) ....................        0.73%           0.73%           0.74%           0.73%
Ratio of net investment income to average net assets (b) ...........        7.97%           8.71%           8.60%           8.17%
Portfolio turnover rate ............................................         273%            197%            296%            239%
Total return (b) ...................................................        6.92%          10.97%           5.33%          10.62%
Net assets, end of period (000s) ................................... $   162,225     $   165,056     $   161,439     $   184,444

                                                                                    Years Ended June 30,
                                                                            1992            1993            1994
                                                                     -----------     -----------     -----------
Net Asset Value, Beginning of Period ............................... $      8.53     $      8.99     $      9.26
                                                                     -----------     -----------     -----------
Income From Investment Operations
         Net investment income .....................................         .69             .65             .56
         Net realized and unrealized gains (losses) on investments .         .46             .27            (.59)
                                                                     -----------     -----------     -----------
                 Total from investment operations ..................        1.15             .92            (.03)
                                                                     -----------     -----------     -----------
Distributions
         Net investment income .....................................        (.69)           (.65)           (.56)
         Net realized capital gains ................................     --              --                 (.08)
         In excess of realized gains ...............................     --              --                 (.15)
                                                                     -----------     -----------     -----------
                 Total distributions ...............................        (.69)           (.65)           (.79)
                                                                     -----------     -----------     -----------
Net Asset Value, End of Period ..................................... $      8.99     $      9.26     $      8.44
                                                                     ===========     ===========     ===========
Ratio of net expenses to average net assets (a) ....................        0.70%           0.67%           0.70%
Ratio of net investment income to average net assets (b) ...........        7.87%           7.22%           6.20%
Portfolio turnover rate ............................................         202%            214%            206%
Total return (b) ...................................................       14.02%          10.59%          (0.47%)
Net assets, end of period (000s) ................................... $   242,948     $   311,728     $   302,507

                                                                                   Years Ended June 30,
                                                                            1995            1996            1997
                                                                     -----------     -----------     -----------
Net Asset Value, Beginning of Period ............................... $      8.44  $         8.67  $         8.58
                                                                     -----------     -----------     -----------
Income From Investment Operations
         Net investment income .....................................         .58             .59             .60
         Net realized and unrealized gains (losses) on investments .         .23            (.10)            .17
                                                                     -----------     -----------     -----------
                 Total from investment operations ..................         .81             .49             .77
                                                                     -----------     -----------     -----------
Distributions
         Net investment income .....................................        (.58)           (.58)           (.61)
         Net realized capital gains ................................          --              --              --
         In excess of realized gains ...............................          --              --              --
                                                                     -----------     -----------     -----------
                 Total distributions ...............................        (.58)           (.58)           (.61)
                                                                     -----------     -----------     -----------
Net Asset Value, End of Period ..................................... $      8.67     $      8.58     $      8.74
                                                                     ===========     ===========     ===========
Ratio of net expenses to average net assets (a) ....................        0.70%           0.70%           0.73%
Ratio of net investment income to average net assets (b) ...........        6.94%           6.79%           6.97%
Portfolio turnover rate ............................................         162%            202%            210%
Total return (b) ...................................................       10.11%           5.76%           9.31%
Net assets, end of period (000s) ................................... $   301,733     $   298,112     $   328,784

 (a) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 0.71, 0.75 and 0.75 percent for the years ended June 30, 1995, through June 30, 1997.
(b)      Computed giving effect to Adviser's expense limitation undertaking.

Financial Highlights CONTINUED

Income Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                       Years Ended June 30,
                                                                           1988            1989           1990           1991
                                                                     ----------     -----------     ----------     ----------
Net Asset Value, Beginning of Period .............................   $     9.71     $     9.60     $      9.65     $     8.95
                                                                     ----------     -----------     ----------     ----------
Income From Investment Operations
         Net investment income ...................................          .95            .95             .92            .80
         Net realized and unrealized gains (losses) on investments         (.11)           .05            (.70)            --
                                                                     ----------     -----------     ----------     ----------
                 Total from investment operations ................          .84            1.00            .22            .80
Distributions from net investment income .........................         (.95)          (.95)           (.92)          (.80)
                                                                     ----------     -----------     ----------     ----------
Net Asset Value, End of Period ...................................   $     9.60     $     9.65     $      8.95  $        8.95
                                                                     ==========     ===========     ==========     ==========
Ratio of net expenses to average net assets (a) ..................         0.91%          0.90%           0.93%          0.95%
Ratio of net investment income to average net assets (b) .........        10.08%          9.97%          10.02%          8.98%
Portfolio turnover rate ..........................................          158%            94%            90%            77%
Total return (b) .................................................         9.38%         11.06%           2.48%          9.30%
Net assets, end of period (000s) .................................   $   96,611     $   110,376     $   89,023     $   93,952

                                                                                    Years Ended June 30,
                                                                            1992            1993            1994
                                                                     -----------     -----------     -----------
Net Asset Value, Beginning of Period ..............................  $      8.95     $      9.51     $     10.10
                                                                     -----------     -----------     -----------
Income From Investment Operations
         Net investment income ....................................          .76             .75             .69
         Net realized and unrealized gains (losses) on investments           .56             .59            (.74)
                                                                     -----------     -----------     -----------
                 Total from investment operations .................         1.32            1.34            (.05)
Distributions from net investment income ..........................         (.76)           (.75)           (.69)
                                                                     -----------     -----------     -----------
Net Asset Value, End of Period ....................................  $      9.51     $     10.10     $      9.36
                                                                     ===========     ===========     ===========
Ratio of net expenses to average net assets (a) ...................        0.90%           0.82%           0.82%
Ratio of net investment income to average net assets (b) ..........        8.20%           7.62%           6.94%
Portfolio turnover rate ...........................................          76%             39%             53%
Total return (b) ..................................................       15.30%          14.64%          (0.69%)
Net assets, end of period (000s) ..................................  $   112,706     $   151,594     $   158,886

                                                                                 Years Ended June 30,
                                                                            1995            1996            1997
                                                                     -----------     -----------     -----------
Net Asset Value, Beginning of Period ..............................  $      9.36     $      9.79     $      9.63
                                                                     -----------     -----------     -----------
Income From Investment Operations
         Net investment income ....................................          .71             .71             .70
         Net realized and unrealized gains (losses) on investments           .43            (.16)            .25
                                                                     -----------     -----------     -----------
                 Total from investment operations .................         1.14             .55             .95
Distributions from net investment income ..........................         (.71)           (.71)           (.70)
                                                                     -----------     -----------     -----------
Net Asset Value, End of Period ....................................  $      9.79     $      9.63     $      9.88
                                                                     ===========     ===========     ===========
Ratio of net expenses to average net assets (a) ...................        0.82%           0.82%           0.84%
Ratio of net investment income to average net assets (b) ..........        7.55%           7.26%           7.26%
Portfolio turnover rate ...........................................          64%            135%            138%
Total return (b) ..................................................       12.79%           5.70%          10.34%
Net assets, end of period (000s) ..................................  $   174,327     $   309,564     $   375,272

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 0.83, 0.85,
0.88 and .85 percent for the years ended June 30, 1994, through June 30, 1997, respectively.

(b) Computed giving effect to Adviser's expense limitation undertaking.

Financial Highlights CONTINUED

High-Yield Fund

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                                      PERIOD
                                                                       ENDED
                                                                    JUNE 30,
                                                                     1997 (A)
                                                                  ----------
NET ASSET VALUE, BEGINNING OF PERIOD .........................    $    10.00
                                                                  ----------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .....................................           .52
   Net realized and unrealized gains on investments ..........           .54
                                                                  ----------
     Total from investment operations ........................          1.06
Distribution from net investment income ......................          (.52)
                                                                  ----------
NET ASSET VALUE, END OF PERIOD ...............................    $    10.54
                                                                  ==========
Ratio of net expenses to average net assets (b) ..............         1.00%*
Ratio of net investment income to average net assets (c) .....         8.05%*
Total return (c) .............................................        10.88%**
Net assets, end of period (000s) .............................    $   13,482

* Annualized
** Not annualized
(a) The Fund commenced operations on November 1, 1996
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 2.29 percent for the period ended June 30, 1997.
(c) Computed giving effect to Adviser's expense limitation undertaking.

Financial Highlights CONTINUED

SR&F High Yield Portfolio
                                                                      PERIOD
                                                                       ENDED
                                                                    JUNE 30,
                                                                     1997 (A)
                                                                  ----------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets.............       8.24%*
Ratio of expenses to average net assets..........................       0.89%*
Portfolio turnover rate .........................................        168%**

*Annualized
**Not annualized.
(a) The Portfolio commenced operations on November 1, 1996.

Report of Independent Auditors

To the Shareholders and Board of Trustees of Stein Roe Income Trust and SR&F Base Trust

Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
SR&F High Yield Portfolio

We have audited the accompanying balance sheets, including the schedules of investments, of Stein Roe Intermediate Bond Fund, Stein Roe Income Fund, Stein Roe High Yield Fund and SR&F High Yield Portfolio as of June 30, 1997, and the related statements of operations for the periods then ended and changes in net assets for each of the two years in the period then ended (except for Stein Roe High Yield Fund and SR&F High Yield Portfolio, as to which the period is from November 1, 1996 to June 30, 1997), and the financial highlights for each of the fiscal periods since 1988. These financial statements and financial highlights are the responsibility of the Funds' and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Stein Roe Intermediate Bond Fund, Stein Roe Income Fund, Stein Roe High Yield Fund and SR&F High Yield Portfolio at June 30, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

   Ernst & Young LLP

Chicago, Illinois
August 11, 1997

Funds for Every Investment Objective

The Stein Roe family of mutual funds offers a variety of funds so you can select the right fund, or combina tion of funds, to meet your investment objectives. Call us at 800-338-2550 for a prospectus and more complete information on any of the funds, including management fees and expenses. Please read the prospectus carefully before you invest or send money.


Money Market Funds
Money market funds seek to provide income while preserving principal and maintaining liquidity. These funds offer free check writing.

  o Government Reserves Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.*

  o Cash Reserves Fund -- Invests in high-quality, short-term money market securities such as certificates of deposit, banker's acceptances and commercial paper.*

Tax-Exempt Funds
These funds help investors keep more of their earnings by investing in instruments that earn income free from federal income tax. Income may be subject to federal alternative minimum tax and state and local taxes; capital gains are subject to state, local and federal taxes.

  o Municipal Money Market Fund -- Seeks to provide the liquidity and stability of a money market fund plus current tax-free income. Free check writing available.*

  o Intermediate Municipals Fund -- Seeks high current yield through investments primarily in the three highest grades of intermediate-term municipal securities.

  o Managed Municipals Fund -- Pursues high tax-free income by investing in a quality- conscious portfolio of long-term municipal bonds.

  o High-Yield Municipals Fund -- Seeks a higher level of tax-free income from long-term municipal securities, primarily of medium or lower quality.

Bond Funds
Bond funds seek high current income by investing primarily in fixed income securities.

  o Government Income Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies.*

  o Intermediate Bond Fund-- Invests primarily in marketable debt securities with an average life of three to 10 years.

*Money market mutual funds strive to maintain a $1 per share net asset value, but there is no assurance that these funds will be able to maintain a stable net asset value. The net asset value of a fund that invests in securities issued or guaranteed by the U.S. government is not guaranteed.

  o Income Fund -- Pursues a higher level of current income by investing primarily in medium- and lower-quality bonds.

  o High Yield Fund -- Invests in high yield, high-risk, medium- and lower-quality debt securities that may involve greater risk.

Growth and Income Funds
These funds seek to provide a conservative investment that is well positioned for long-term growth and current income. Each fund's approach is designed to limit the effects of market volatility.

  o Balanced Fund -- Seeks long-term growth of capital and current income consistent with reasonable investment risk by investing in equities, debt securities and cash equivalents.

  o Growth & Income Fund -- Pursues income and long-term capital growth by investing primarily in large, well-established companies.

Growth Funds
Growth funds offer long-term capital appreciation potential by investing primarily in various types of stocks.

  o Growth Stock Fund -- Pursues long-term capital appreciation from stocks with strong growth potential.

  o Young Investor Fund -- Invests in securities of companies that affect the lives of children or teenagers.

  o Special Fund -- Invests in securities believed to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, under- followed or out-of-favor companies.

  o Growth Opportunities Fund -- Invests in the common stocks of small, mid-sized and large companies believed to have the potential to generate and sustain earnings growth at an above-average rate.

  o Special Venture Fund -- Seeks capital appreciation through equity securities of entrepreneurially managed companies.

  o Capital Opportunities Fund -- Takes a long-term approach to aggressive growth by selecting quality companies with the potential to generate high levels of earnings growth over a three- to five-year period.

  o International Fund -- Invests in a diversified portfolio of foreign securities.

  o Emerging Markets Fund -- Seeks long-term capital opportunities through emerging market investment opportunities.

To Contact Us. . .

By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, call us toll free at 800-338-2550.

By Mail or E-Mail

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments @steinroe.com or visit us at www.steinroe.com on the Internet.

In Person

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Fund investments or provide you with information about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

Must be preceded or accompanied by a prospectus.

Stein Roe Income Trust

Trustees
Timothy K. Armour
President, Mutual Fund Division and Director,
 Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
 Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
 Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
 Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
 Counsel, Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators
 and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
 University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners


Officers
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Philip J. Crosley, Vice President
Michael T. Kennedy, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Cynthia A. Prah, Vice President
Thomas P. Sorbo, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

THE STEIN ROE MUTUAL FUNDS

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                                 1-800-338-2550
                             http://www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                   Liberty Securities Corporation, Distributor
                                   Member SIPC

                                   BD11A 8/97